UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 14, 2004
                                                          -------------


                        TENET INFORMATION SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                     000-18113                87-0405405
   ------------------------   ------------------------     ------------------
   (State of Incorporation)   (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)

            3380 North El Paso Street, Suite G
             Colorado Springs, Colorado                             80907
    ----------------------------------------                     ----------
    (Address of principal executive offices)                     (Zip Code)


                                 (719) 630-3800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                               53 West 9000 South
                                Sandy, Utah 84870
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.  Changes in Control of Registrant

On July 14, 2004, and effective as of June 30, 2004, Tenet Information Services, Inc. ("Tenet") and Let's Go Aero Inc., Colorado Springs, Colorado, ("LGA") entered into a definitive agreement for LGA's shareholders to acquire a controlling interest in Tenet through a stock-for-stock exchange. All of LGA's shareholders will exchange all of their shares of LGA common stock for a total of 5,762,232 newly issued shares of Tenet's $.001 par value common stock. The 14 former LGA shareholders will then own in the aggregate 85% of the issued and outstanding shares of Tenet.

The following table contains information as of June 30, 2004, summarizing the expected beneficial ownership of Tenet common stock by (1) each person known to Tenet to be the beneficial owner of more than 5% of its issued and outstanding common stock, (2) Tenet's executive officers and directors individually, and (3) all Tenet's executive officers and directors as a group. Except as stated in the footnotes to the table, each of these persons exercises sole voting and investment power over the shares of common stock listed for that person.

Name and Address                                    Number of     Percentage of
of Beneficial Owner                                Tenet Common    Outstanding
as of June 30, 2004               Position         Shares Held     Shares Held
---------------------------   -----------------   -------------   -------------

Marty Williams (1, 2)            President,          2,241,742       30.4
5565 Teakwood Terrace         Chief Executive
Colorado Springs, CO 80918        Officer,
                                  Director
---------------------------   -----------------   -------------   -------------
Sara Williams (1, 3)             Secretary,          2,241,742       30.4
5565 Teakwood Terrace            Treasurer,
Colorado Springs, C) 80918        Director
---------------------------   -----------------   -------------   -------------
Eric J. Nickerson (4)             Director           2,008,667       27.7
1711 Chateau Ct.
Falston, MD 21047
---------------------------   -----------------   -------------   -------------
Floyd Murray                         NA              1,134,038       16.1
13020 Caraway Dr.
Sun City West, AZ 85375
---------------------------   -----------------   -------------   -------------
Matthew Tynan                        NA                463,390        6.6
Tynan's VW
700 S.  Havana
Denver, CO 80012
---------------------------   -----------------   -------------   -------------
Matthew Drabczyk                     NA                455,198        6.6
Restaurant Interiors, Inc.
5530 Joliet St.
Denver, CO 80239
---------------------------   -----------------   -------------   -------------
Third Century II (5)                 NA              2,008,667       27.7
1711 Chateau Ct.
Falston, MD 21047
---------------------------   -----------------   -------------   -------------
All Officers and Directors                           4,250,409       55.7
as a Group (3 Persons (6)
---------------------------   -----------------   -------------   -------------

Notes to Table:
--------------------
1.   Sara Williams and Marty Williams are husband and wife.

2. Includes 1,855,000 shares owned as joint tenant with Sara Williams, options to acquire 193,971 shares and options to acquire 193,971 shares owned by Sara Williams.

3. Includes 1,855,000 shares owned as joint tenant with Marty Williams, options to acquire 193,971 shares and options to acquire 193,971 shares owned by Marty Williams.

4. Includes 1,714,111 shares owned by Third Century II and options to acquire 261,827 shares owned by Third Century II. Mr. Nickerson is Senior Partner of the investment company Third Century II. Mr. Nickerson disclaims beneficial ownership of all of the shares and options owned by Third Century II. Includes 245,000 shares of Tenet owned prior to Tenet's acquisition of LGA.

5.   Includes 32,729 shares owned by Eric J. Nickerson.

6. The Directors are Marty Williams, Sara Williams and Eric J. Nickerson and includes the shares deemed directly or indirectly beneficially owned by each of them.

Note: Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person or entity holding such securities, but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all Shares shown as beneficially owned by them.

The former Directors of Tenet appointed Marty Williams and Sara Williams as Directors of Tenet pursuant to the terms of the Acquisition Agreement, Stock for Stock. Marty Williams was appointed by the new Tenet Board of Directors as President and Chief Executive Officer of Tenet and Sara Williams was appointed as Secretary, Treasurer and Chief Financial Officer of Tenet. Under the terms of that same agreement, Jerald L. Nelson and Fred J. Anderson resigned as officers and Directors of Tenet. Eric J. Nickerson continued his position as a Director of Tenet.

Brief resumes of Marty Williams, Sara Williams and Eric J. Nickerson follow:

MARTY WILLIAMS is the Company founder and is responsible for establishing and maintaining the corporate mission and culture. He is responsible for product creation, strategic planning, and the entrepreneurial spirit. He also directs and coordinates the Company's financing to provide funding for new and continuing operations. Mr. Williams' professional experience includes many different areas in the securities industry where he applied his knowledge of small business operations, finance, strategic development and business modeling. As an independent broker at Schneider Securities, Inc., Denver, Colorado, from 1988 to 1991 and again from 1993 to 1999, Marty was principally involved in development of private placement offerings for early stage companies and the subsequent sales of those offerings. From 1991 to 1993 he was a stock broker with RAF Financial, Denver, Colorado. He has a Bachelor of Science in Business Administration, University of South Dakota.

SARA WILLIAMS manages daily business flow, business development, product inquiries, marketing, promotions, account management, dealer relations, sales and customer service, order fulfillment, shipping and accounting. Mrs. Williams' professional experience includes many areas in advertising, software development, operations, and product development. She has been involved in direct sales, account management and start-up business management in the areas of print advertising, new business development, customer relations, and marketing. At Sunset Publishing Corporation, Menlo Park, California, as a Direct Sales Representative, Mrs. Williams was involved in the development of new accounts and new advertising promotions. While working for Saligent, Inc., Colorado Spring, Colorado, Mrs. Williams was occupied with inside sales management, program development, supervision and training. She has a Bachelor of Arts in Political Science, The Colorado College.

ERIC J. NICKERSON has served as a Director of Tenet since June of 1990 and as a Director of LGA since April 2001. Mr. Nickerson was a member of the faculty of the United States Military Academy at West Point, New York from 1989 to 1993. In June 1993, Mr. Nickerson retired as a United States Air Force officer. Currently, Mr. Nickerson is a private investor and directs personal accounts and two investing partnerships: "Third Century II" and "Z Fund."

Item 2.  Acquisition or Disposition of Assets.

On July 13, 2004, and effective as of June 30, 2004, Tenet Information Services, Inc. ("Tenet") and Let's Go Aero Inc., Colorado Springs, Colorado, ("LGA") entered into a definitive agreement for LGA's shareholders to acquire a controlling interest in Tenet through a stock-for-stock exchange. As a result of the exchange of shares, Tenet now holds LGA as a wholly owned subsidiary. Therefore, Tenet has effectively acquired all of the assets of LGA. At the same time, however, control of Tenet has shifted to the former shareholders of LGA who now own in the aggregate (or will own after all of the shares of LGA are tendered) 85% of the outstanding stock of Tenet (5,762,232 newly issued shares of Tenet's $.001 par value common stock). Tenet has also moved its principal office and business operations to 3380 North El Paso Street, Suite G, Colorado Springs, Colorado 80907.

The consideration involved in the transaction, that is, the number of shares of Tenet common stock issued to LGA's shareholders, was determined through negotiations between Tenet's former officers and LGA's officers taking into account various factors including, but not limited to, the amount of cash that Tenet had prior to the acquisition, the book value of LGA prior the acquisition, LGA's future business prospects, the post-acquisition control of Tenet by former LGA shareholders, Tenet's shareholder base and trading market for its common stock, and interests of the principal shareholders common to each of the companies. (Third Century II and Eric J. Nickerson were direct or indirect beneficial owners of stock in both of the companies prior to the acquisition. In addition, Mr. Nickerson was a Director of both companies prior to the transaction. Please refer to Item 1 of this Form 8-K.)

Prior to the transaction, LGA note holders agreed to convert substantially all of their approximately $1.3 million principal and accrued interest into common stock of LGA which will then be exchanged for shares of Tenet common stock as those persons tender their shares of LGA. These shares of Tenet common stock are included in the 5,762,232 shares of newly issued Tenet common stock referred to above. In addition, LGA has a commitment from an existing shareholder, Third Century II, to act as a purchaser of last resort, following the transaction, of up to $250,000 in new equity. The commitment to purchase this new equity is contingent on LGA first using its best efforts to find an alternative source for the $250,000 investment.

Prior to the acquisition, Tenet, as a result of the sale of all its remaining operations on October 22, 2003, was a publicly traded company with no business operations, but with approximately $200,000 in cash and receivables after subtraction of liabilities. The Company had 1,016,860 shares of common stock outstanding at June 30, 2004, just prior to the effective date of the acquisition.

LGA was a privately held company and is a product design and engineering company based in Colorado Springs, Colorado. It develops and sells novel cargo management solutions for the automotive, recreation vehicle and recreation industries.

Let's Go Aero, Inc.

LGA is in the business of designing and selling gear management solutions for the automotive and recreation industries. LGA's family of products use patented designs, and includes the Herman(R) line of Sport Performance Trailers(R), and the Remora(TM) line of hitch-mount cargo carriers. LGA was formed in 1998. For the year ended 12/31/2003 it had sales of approximately $152,000, a gross profit of approximately $55,500 and a net operating loss of approximately $273,000 (including approximately $78,000 of interest that had accrued and will be converted into common stock as mentioned above). LGA's financial statements have been audited through December 31, 2003 and will be audited through June 30, 2004. The financial statements will be filed as an amendment to this Form 8-K within 60 days of its original filing date. LGA will change its fiscal year end to June 30 to match that of Tenet and take advantage of reduced accounting costs and the low point of the natural cycle of LGA's business.

Company

LGA was founded as a product design, development and engineering company. It specializes in providing novel solutions for vehicular cargo carrying enhancements. LGA has patents issued and pending that protect its intellectual property. These patents and claims relate to how cargo can be attached and carried on a vehicle's hitch receiver, frame, or body surface. Some examples are:

o Silent Hitch Pin(TM) rigidly couples the connection between the trailer hitch receiver and any inserted ball mount or accessory;

o TwinTube(TM)provides a universal mounting structure for carrying gear and equipment with a receiver style hitch;

o The fully-enclosed, encapsulated, and easy-opening designs of LGA's product enclosures for cargo safety, security, and accessibility;

o    Extensive  designs  for  the  use  of  C-Channel  for  making   "Hardpoint"
     attachments to LGA's carriers, trailers, and all vehicular surfaces; and

o A system for spare tire and cargo carrying for the General Motors Hummer line of vehicles.

LGA also has numerous product extensions and accessories that complement and expand these core technologies.

LGA's intellectual property has broad application in the automotive industry, and several automotive original equipment manufacturers (OEM's) are in various stages of integrating aspects of LGA's technology into their product lines. In May 2002, LGA licensed various pieces of its intellectual property to Valley Industries, Inc., an affiliate of Advanced Accessory Systems, LLC, (AAS), the largest supplier to automotive manufacturers worldwide of LGA style products. These product licenses resulted in the payment to LGA of $300,000 and an ongoing royalty of 10% of the revenues (after $300,000) Valley Industries generates with the technology.

At the November 2002 Specialty Equipment Manufacturers Association (SEMA) annual trade show, LGA won the GMC Professional Grade Challenge for the Best New SUV Accessory Idea. This prestigious award from General Motors Corp. is for the Company's TwinTube system technology.

LGA has and will continue to develop intellectual property for the Automotive, recreation vehicle and recreation industries. It is LGA's intent to license its technology to the industry leaders that can most effectively bring the licensed technology to market. LGA will generally license the production and sales of its products for an up-front fee and an ongoing royalty based on unit sales.

Products

LGA currently has four product lines that it has been selling for over four years and two product lines that are emergent. These product lines are describes as follows:

o HERMAN(R) Sport Performance Trailers(R). LGA's Herman(R) line of Sport Performance Trailers(R) are designed for carrying all types of personal, recreational, and commercial gear in an aerodynamic, weather-resistant, secure and attractive transport.

o REMORA(TM) Carriers. The Remora(TM) hitch based carrier line consists of two fully enclosed cargo carrier models, Remora(TM) SUV and Mini, with three structural options to choose from for varying function while on the vehicle's hitch receiver. These patented designs offer versatility, security and safety.

o SILENT HITCH PIN(TM). This anti-vibration device takes all movement out of the connection between the vehicle towing system and what's being towed or carried. In short, it freezes the attachment securely in place. Universal and adaptable, it works with most consumer vehicle towing systems.

o TWINTUBE(TM) System. The TwinTube(TM) (TT(TM)) System is a new, patent-pending design that has been licensed to Advanced Accessory Systems for sale to the automotive OEM's and the after-market. TwinTube(TM) is a universal mounting structure for carrying gear and equipment with a hitch receiver. Let's Go Aero is integrating this technology into all of its hitch based carriers during the second half of 2004. TwinTube(TM) is also available as a UBI(TM) system (U-Build-It).

o    GEARDECK(TM)  System.  Incorporating  LGA's novel TwinTube(TM)  technology,
     GearDeck(TM) is a modular carrier that functions as an open platform carrier or a fully-enclosed carrier through the use of a modular hardtop lid enclosure that is easily attached and removed. The open platform can carry bicycles, among many other large items; the full enclosure system carries all kinds of general cargo as well as items such as power generators.

o SPIDERGEAR(TM) H2 Carrier System. SpiderGear(TM) is a novel patent pending design for carrying gear, bikes and the General Motors Hummer H2 spare tire on the rear of the vehicle. This project has the potential to generate an up front license fee and ongoing royalties for LGA. The technology involved in this system has broad potential for use on vehicles beyond the Hummer line.

o Hardpoint(TM) Technology. LGA has patents issued and patents pending for the integration of C-Channel onto vehicle surfaces, including pickup truck beds, vehicle roofs and tailgates. The Hardpoint(TM) system is another potential source of royalty revenue for LGA in the future.

Business History

The impetus for LGA was a 1990 concept for a lightweight aerodynamic trailer to carry recreational gear. This concept led to the creation of a prototype product that was tested in 1997. In the fall of 1997, LGA began work on what came to be the Herman(R) line of Sport Performance Trailers(R) (SPT). The first Herman(R) SPT hit the road in July 1998, and LGA debuted two Herman(R) SPT's at the Interbike Trade Show in October 1998.

During the development of the Herman(R) product, several additional product opportunities became apparent. The Herman(R) Hardpoint(TM) system was designed using Unistrut(TM) and/or B-Line(TM) engineering C-Channel. The Hardpoint(TM) system appeared to have great promise for use in the motor vehicle and recreation vehicle industries, and LGA filed patent claims for the integration of C-Channel on vehicular surfaces in 1998. The original patent claims for Hardpoint(TM) technology were issued in 2001. LGA has also filed many continuation claims for this technology.

After the Interbike Show in the Fall of 1998, LGA began receiving orders for Herman(R) trailers. Medallion Plastics in Elkhart, IN became LGA's manufacturer of Herman(R) trailers in January 1999.

In early 1999, LGA joined the Specialty Equipment Market Association (SEMA). SEMA is the largest trade organization for the automotive aftermarket industry. Basically, SEMA is the entire automotive industry worldwide, less new vehicle sales. LGA displayed its products at SEMA's industry convention in November 1999 as a debut to the automotive industry.

During the development of the Herman(R) line, the Company developed a concept for a hitch based cargo carrier line that resulted in LGA's Remora(TM) product line. The Remora(TM) SUV capsule also debuted at the 1999 SEMA convention.

LGA went on to design the Silent Hitch Pin(TM). LGA's patent application for the Silent Hitch Pin(TM), which was filed in mid-2000, was granted in May 2003. In early 2000, LGA moved the production of its products from Medallion's operation in Elkhart to Prodesign, a Division of Coachmen Industries, Inc., which is also based in Elkhart, IN.

After the SEMA 2001 convention LGA entered into a relationship with J.S. Chamberlain and Associates. Chamberlain and Associates has been an automotive supplier developer since the early 1960's. Through a series of meetings arranged by Chamberlain, LGA and Valley Industries, Inc. agreed to a product license for LGA's Silent Hitch Pin(TM) and Twin-Tube(TM) Technology in May 2002.

At the SEMA 2002 convention LGA won the Best New SUV Accessory Idea from General Motors Corporation for its TwinTube(TM) carrier system.

The Future

LGA has the Herman(R) trailer line, Remora(TM) line, Silent Hitch Pin(TM) line, the GearDeck(TM) system, and TwinTube(TM) UBI(TM) that are patent protected. LGA also has a novel new carrier system designed for GM's Hummer line of vehicles. LGA's Hardpoint(TM) technology may also be a significant royalty generator for LGA in the future.

LGA's future focus is on partner and product development. There is a very large consumer market for LGA's products and its approach to this market is to enter it through partnership arrangements with large existing participants.

LGA has been doing product testing, primarily with its Herman(R) trailer, with the U.S. Military for 18 months. LGA recently delivered a customized Herman(R) trailer to the Air Force Rapid Deployment Security Forces for use with their Honda ATV's.

LGA is in discussions with various automotive and recreation vehicle OEM's for custom versions of its products and technology that compliment and extend the capabilities of the OEMs' vehicles.

Sales and Objectives

     Objectives

To establish manufacturing, sales and marketing partners for LGA's products domestically and internationally To continue product development and invention work where a clear payoff is predictable To establish positive operating cash flow and earnings

LGA has begun licensing Valley Industries, Inc. and its affiliate, Sport Rack International, Inc., to manufacture and sell LGA designs in the consumer market. At the same time, LGA is focusing on numerous opportunities to customize its products for business, military, police department, homeland security and governmental use.

     Customer Direct Sales

Close to 50% of LGA's sales revenue has come from direct-to-customer sales that are the result of the customer finding its web site. LGA has exhibited products at several trade shows over the last four years. Primarily LGA has attended the SEMA automotive trade show that is held annually in early November in Las Vegas. LGA has also displayed its products at the Denver International Auto show and the Denver Sportsman show.

LGA has promoted its products primarily through a "Public Relations" approach. As a result of these efforts, LGA has spent little on direct advertising, yet has been featured in many national magazines, newspapers, and TV and radio shows. Because LGA's product designs are novel, publishers of magazines frequently feature its products in the magazines "New Product Review" sections along with LGA's address and web site. This approach has been key to LGA's products getting discovered, while keeping its promotional expenses low.

LGA's customers also provide great leads for product sales. In addition to current owners giving LGA positive reviews to prospective new owners, LGA's products all feature its web site address on its product logo. LGA regularly gets inquiries from individuals who have seen LGA products in the field.

It is LGA's intent to establish a sales relationship with market partners or an OEM, to promote, manage and distribute its product lines for gear transport through the partner's established market channels.

Market for Products

For many years, people have been increasing their recreation time and recreation interests. This trend has spurred a dramatic increase in the purchase of sport utility vehicles (SUV), mini-vans, and pick-up trucks. The purchase of these style vehicles reflects in part the consumers' perceived need for increased cargo capacity.

Today nearly 50% of American households own a SUV, mini-van, or pick-up truck, and 70% of these vehicles are equipped with tow packages from the factory in addition to aftermarket hitch installations of nearly 6 million estimated for 2003 alone.(1) Accessory item sales for these vehicles, a segment of the automotive specialty equipment industry, have grown nearly 60% in the past ten years, and hitch accessories continue to represent the fastest growing segment of the SUV's aftermarket accessory sales.(2) LGA's Sport Performance Carriers(TM) and products serve this expanding market. According to the Specialty Equipment Manufacturers Association (SEMA), the overall automotive retail after-market equipment sales for 2000 exceeded $23 billion.(3) Accessory and appearance products are estimated to represent 54% of those sales.(4) In addition, SEMA reports that the marketplace has expanded nearly 60% since 1990.(5) Sales of sport utility vehicles and passenger vans have increased by more than 10% annually during the same time period.(6) For the first time in the history of the automotive industry, in 2002 more SUV's and Trucks were sold than passenger cars. Many of these SUV's and trucks are coming with hitch receivers from the factory, and the trend of towing equipment being a standard vehicle feature is accelerating.

-----------------------
(1) Specialty Equipment Market Association, Market Highlights, 2001 & 2002 Market Study.
(2)  Ibid.
(3)  Ibid.
(4)  Ibid.
(5)  Ibid.
(6)  Ibid.

Based on SEMA research, in 1999 there were 3,800,000 receiver style hitches either installed by the aftermarket or delivered on new vehicles. In 2002, that number climbed to 4,900,000 and by 2005 it's projected that the number will increase to 5,800,000 units.

The installed base of receiver style hitches presents a large latent market for LGA's products. Further, LGA believes that the automotive OEM's would like to migrate the accessories currently being carried on the roofs of SUV's to the receiver hitch to lower the roll-over risk of already top heavy SUV's and provide consumers with more convenient cargo carrying solutions.

Competition

The sport equipment carrier market is a competitive environment with numerous participants that are larger than LGA and have the following advantages relative to LGA:

     Name recognition

Several competitors, like Yakima Products and Thule have long established names with the consuming public. LGA is still relatively unknown. It can take years to establish a Brand name and LGA is at the beginning of exposing it's products and brand to the public

     Distribution programs

Several competitors products are widely distributed in multiple market channels. LGA has limited distribution and a small dealer base compared to the competition. It is a difficult process to establish distribution and quality dealers.

     OEM programs

Several competitors have established supply agreements with the OEM's in the automotive and RV industries. LGA has had limited success at supplying OEM's with it's products for resale to the OEM's customers. LGA is just beginning the sales process with OEM's and there is no guarantee of success.

     Product Lines

Several competitors have broad product lines compared to LGA. LGA does not participate in the roof top market and does not plan to participate in this market, except potentially in a limited way with one emergent product line.

In terms of product strength, LGA has several distinct advantages over the competition:

o Large cargo capacities and lightweight designs easily surpass the cargo transport capabilities of roof top products and other receiver based products currently on the market

o    The opening systems enable LGA products to enclose space more efficiently

o    LGA enclosed carrier products offer increased security over open carriers

o    LGA products are safer than rooftop carriers, their primary competitor

o    Patent filings protect LGA products' excellent ergonomics and efficiencies

o LGA products' superior aerodynamic efficiencies minimize impact on fuel economy

o Multiple product offerings provide consumers with various options and price consideration

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

     Opening Systems

LGA's Herman(R) and Remora(TM) capsules represent a new category of container. These containers have shells that are concave so that the lids open by dropping and "nesting" under the base. When closed, the shells are "self-reinforcing" and very tough.

     Content Security

LGA's Herman(R) and Remora(TM) carriers are lockable and fully enclosed so the owner's gear is in a water and dust free environment. When traveling, having gear out of sight is one of the best theft prevention. This means high value lightweight objects like cameras and computers can be stowed in LGA's carriers.

     Safety Factor

Safety comes in many forms for LGA customers. When compared to roof-based systems, LGA carriers do not raise a vehicle's center of gravity and therefore, when compared to a similar weight on the roof of a vehicle, make the vehicle less prone to rollover.

LGA's carriers are also loaded by standing on the ground. Roof carriers are commonly loaded by standing on a running board, a doorsill or a stepladder--all very precarious positions from which to be lifting and moving gear. Most roof systems are limited to 100 pounds of gear weight. Most SUV hitch receivers are rated for 500 pounds of load carrying.

     Patent Protection

Starting in 1998, LGA has been very diligent at protecting its technology with "utility" patent protection, which is the highest form of invention protection. Utility patents are issued for truly novel technological achievements. The method by which LGA's product capsules open, the Hardpoints(TM) used on LGA's products, the way LGA's Remora(TM) carrier platforms slide and pivot, and the features of the Silent Hitch Pin(TM) are all patented key aspects of LGA's products. The advantages of patent protection can be seen most clearly with the Silent Hitch Pin(TM) and the TwinTube(TM) system. LGA has licensed this technology to Valley Industries, Inc. and is currently supplying the Silent Hitch Pin(TM) to, among others, U-Haul. Before LGA licensed the pin to Valley, it was sold it as a private label product to Dalan towing equipment, Sure-Pull and Hidden Hitch.

     Aerodynamic Efficiencies and Fuel Economy

LGA's Herman(R) line of Sport Performance Trailers(R) are extremely fuel efficient. During informal testing, it took one more gallon of gas to pull an empty Herman(R) SPT 300 miles than without pulling it.

LGA's Remora(TM) carriers have no noticeable effect on fuel economy. When used on an SUV, these carriers sit in the vehicle's draft.

     Volume and Weight Advantages

Because  of  LGA's  superior  capsular  designs,  its  products  offer  the best
"space-to-weight" ratio of any cargo carrying products on the market. The Herman(R) SPT weighs in at 235 pounds empty and encloses approximately 86 cubic feet. A standard "Box" trailer with similar storage capability weighs close to 1,000 pounds empty, meaning that a fully loaded Herman(R) SPT weighs less than a comparable empty box trailer. LGA's Remora(TM) line attaches to the strongest point on a vehicle, the hitch receiver. LGA rates its Remora(TM) carriers for 300 pounds of cargo carrying, which gives the owner of a standard SUV three times the weight carrying ability of a roof top box. Further, LGA's Remora(TM) mounting systems have been independently tested to more than four times the rated capacity with room to spare.

Manufacturing and Development

     Manufacturing

LGA's focus is on product and technology development. LGA's licensees are responsible for manufacturing the designs. LGA does have numerous vendors it successfully utilizes to fabricate its products. LGA has had four different vendors produce over 15,000 Silent Hitch Pins(TM) in Taiwan and India and deliver the pins packaged and carded to its warehouse in Colorado. X xxLGA has had a four-year relationship with Prodesign, LLC of Elkhart, Indiana, a division of Coachmen Industries, Inc., a NYSE company. Prodesign fabricates LGA's Herman(R) trailers, Remora SUV(TM), and Remora Mini(TM) capsules. Prodesign "turn-key" manufactures these products to 100% finished goods and packages them for shipment. Upon completing the products and packaging them, Prodesign invoices LGA for its negotiated part cost. LGA then delivers orders with shipping information to Prodesign for pick up by one of LGA's preferred shippers.

LGA also has relationship with Welded Products of Elkhart, Indiana for the fabrication of its hitch carrier structural systems including TwinTube(TM). Welded has completed numerous production runs over the last three years and ships the systems to LGA in bulk form for final assembly and packaging.

LGA  has   manufacturers   that  contact  it   regularly  to  solicit   contract
manufacturing business, but management is currently satisfied with its vendors and does not anticipate changing these relationships in the foreseeable future.

LGA is actively engaged in specifying sources for all its assembly services, raw materials and parts in order to ensure that its products meet its quality and performance standards. All specified raw materials and parts or acceptable substitutions are available from many suppliers, and LGA does not rely on any one supplier the loss of which would cause any long term adverse consequences to LGA. That being said, however, LGA has formed close working relationships with its current suppliers, such as Bayer(R) Plastics and Prodesign.

     Shipping

The shipping cost of LGA's products is reasonable considering some of the products' sizes. LGA has shipped over 500 units from Elkhart to destinations throughout the United States. LGA has had few freight claims for damaged goods and believes it has the packaging adequate to properly protect the product.

Both Herman(R) and Remora(TM) products have modest final assembly requirements for the customer or dealer to complete.

LGA utilizes the shipping services of Roadway and R&L Carriers among others.

     Research and Development

LGA will continue product development and invention work where a clear payoff is predictable. LGA's staff is considering numerous ways to branch and grow its current products depending on market demand. LGA's staff is constantly working on new product designs and improvements to protect and expand LGA's existing intellectual property.

Regulation

LGA has adopted all applicable standards from United States National Highway Transportation Safety Administration regulations and maintains adherence to Society of Automotive Engineers guidelines and specifications. In addition, both federal and state authorities regulate the manufacturers and sellers of recreational and family cargo transports. LGA is a licensed vehicle manufacturer in the State of Colorado and has obtained federal and state permits, licenses, and bonds required to operate.

LGA's products have been independently tested for impact and temperature extremes. LGA's Silent Hitch Pin(TM) and Remora(TM) Spine and Frame structural systems have been tested for load carrying strength.

LGA has had Corporate and Product Liability insurance for the last four years and has not had a product liability claim. Further, as LGA successfully licenses its designs, generally the licensee will be responsible for carrying manufacturer and product liability insurance.

LGA  has  registered  with  or  obtained  memberships,   licenses,  permits,  or
certificates from the following organizations and agencies:

Society of Automotive Engineers (SAE);
National Highway Transportation Safety Administration (NHTSA); Dealer Section of the Department of Motor Vehicles, State of Colorado; Specialty Equipment Market Association (SEMA); and Family Motor Coaching Association (FMCA).

Employees

LGA currently has three full-time employees including its officers, Marty Williams and Sara Williams, and an office manager. LGA has one part-time products engineer, Matthew Drabczyk, who is also a major LGA shareholder. Please refer to Item 1 of this Form 8-K, above.

Property

LGA currently leases 2,500 square feet of office and warehouse space at its principal place of business in Colorado Springs. LGA entered into this lease in June 2004 and expects its facilities will be sufficient for the three-year term of the lease.

Item 4.  Changes in Registrant's Certifying Accountant.

As a consequence of the change in control of Tenet to the former shareholders of LGA and the move of Tenet's principal office and business operations to Colorado Springs, Colorado, Tenet's new Board of Directors approved of the dismissal of its certifying accountant in Salt Lake City, Utah, and the change to LGA's certifying accountant, Cordovano & Honeck, P.C., Denver, Colorado. The effective date of the dismissal and the appointment of the new accountant was June 30, 2004.

Neither of the reports on the financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, or accounting principles.

There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Neither the issuer (nor anyone on its behalf) consulted the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Tenet's financial statements.


Item. 5.  Other Events and Regulation FD Disclosure.

Tenet's Form 10-Q for the period ended March 31, 2004 mistakenly stated that the Acquisition Agreement, Stock for Stock between it and LGA was subject to the approval of the shareholders of both companies. LGA shareholders' approval is manifested through their execution of Subscription Agreements regarding the Tenet shares and tender of their LGA shares for the exchange. Tenet's shareholders, however, will not be solicited for approval of the transaction. Under Utah law, Tenet's Board of Directors has all sufficient power and authority to approve the transaction and issue the Tenet shares under the terms of the Acquisition Agreement.


Item 7.  Financial Statement and Exhibits.

Financial statements and pro forma financial information required by this item will be filed by amendment to this Report no later than 60 days after the date this Report is filed, that is on or before September 19, 2004.


Exhibits:

2(A)-----------Acquisition Agreement, Stock for Stock

16(A)----------Letter  on  Change  in  Certifying  Accountant  (to be  filed  by amendment when available)

23(A)----------Consent  of  Cordovano & Honeck,  P.C.  (to be filed by amendment with filing of financial statements and pro forma financial information)


Certain statements made herein are forward-looking statements under the Private Securities Litigation Reform Act of 1995. They include statements regarding the timing and expected benefits of the acquisition of LGA by Tenet. These statements are based on management's current expectations and estimates; actual results may differ materially due to certain risks and uncertainties. For example, the ability of LGA to achieve expected results may be affected by external factors such as competitive price pressures, conditions in the economy and industry growth, and internal factors, such as future financing of the acquired operations and the ability to control expenses.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENET INFORMATION SERVICES, INC.
(Registrant)

By:    /s/ Marty Williams
       ---------------------------------------------------------
       Marty Williams
       President, Chief Executive Officer, Chairman of the Board


Date:  July 21, 2004




EXHIBITS

 2(A)-----------Acquisition Agreement, Stock for Stock

16(A)----------Letter  on  Change  in  Certifying  Accountant  (to be  filed  by amendment when available)

23(A)----------Consent  of  Cordovano & Honeck,  P.C.  (to be filed by amendment with filing of financial statements and pro forma financial information)



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